Exhibit 10.42

AMENDMENT NO. 1

TO

PREFERRED STOCK AND WARRANT

PURCHASE AGREEMENT

AND WAIVER

                This Amendment No. 1 to Preferred Stock and Warrant Purchase Agreement and Waiver (this “Amendment”) is entered into as of this 13th day of February, 2003, by and among Pharsight Corporation, a Delaware corporation (the “Company”), and each of those persons and entities, severally and not jointly, listed as a Purchaser on the Schedule of Purchasers attached as Exhibit A hereto (each, a “Purchaser” and collectively, the “Purchasers”).

RECITALS

                Whereas, the Company and the Purchasers entered into that certain Preferred Stock and Warrant Purchase Agreement, dated as of June 25, 2002 (the “Purchase Agreement”), which provided for the sale and issuance by the Company to the Purchasers of up to one million eight hundred fourteen thousand six hundred sixty two (1,814,662) Units, each Unit comprised of one (1) share of Series A Convertible Preferred Stock (the “Preferred Stock”) and one (1) warrant to purchase one (1) share of Common Stock (each, a “Warrant Share”);

                Whereas, the Purchase Agreement provided for, among other things, the registration of the shares of Common Stock to be issued upon conversion of the Preferred Stock (the “Conversion Shares”), the Warrant Shares and shares of Common Stock to be issued as (or issuable upon the conversion or exercise of any convertible preferred stock, warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the Conversion Shares or the Warrant Shares (the “Dividend Shares”), with the Securities and Exchange Commission (the “SEC”) for resale by the Purchasers from time to time;

                Whereas, the Company and the Purchasers now wish to amend the provisions relating to such resale registration of the Conversion Shares, the Warrant Shares and the Dividend Shares pursuant to the terms herein, and the Purchasers wish to agree to waive certain liquidated damages to which they are entitled under the Purchase Agreement; and

                Whereas, the undersigned Purchasers hold at least 75% of the Registrable Securities.

                Now, Therefore, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree hereto as follows:

                1.             Defined Terms.  All capitalized but undefined terms used herein shall have the meanings ascribed to them in the Purchase Agreement.

                2.             Amendment of the Purchase Agreement.  Section 9 of the Purchase Agreement is hereby amended in its entirety as follows:

“SECTION 9.               Registration of the Shares; Compliance with the Securities Act.

9.1          Registration Procedures.  The Company is obligated to do the following:

(a)           No later than 55 calendar days after the Initial Closing Date (the “Filing Deadline”), the Company shall prepare and file with the SEC one or more registration statements (collectively, the “Initial Registration Statement”) on Form S-3 (unless the Company is not then eligible to register for resale on Form S-3, in which case on another appropriate form) in order to register with the SEC the resale by the Purchasers, from time to time, of the Conversion Shares and the Warrant Shares (collectively, the “Initial Securities”) through Nasdaq or the facilities of any national securities exchange on which the Company’s Common Stock is then traded, or in privately negotiated transactions. Unless otherwise directed by the Purchasers or as required by the SEC or the rules and regulations of the SEC as then in effect, the Initial Registration Statement shall contain the Plan of Distribution attached hereto as Exhibit E.  The Company shall use its commercially reasonable efforts to cause the Initial Registration Statement to be declared effective as soon thereafter as possible, but in any event prior to 157 days after the Initial Closing Date (the “Effectiveness Deadline”).

(b)           (i)  At any time after the first anniversary of the date the Initial Closing Date, if the Company receives a written request from the holders (the “Initiating Holders”) of at least 75% of the Dividend Shares (as defined below) (together with the Initial Securities, the “Registrable Securities”), which have not been previously registered with the SEC for resale, that the Company file on Form S-3 (unless the Company is not then eligible to register for resale on Form S-3, in which case on another appropriate form) covering the registration of at least 75% of the Dividend Shares then outstanding and which have not been previously registered with the SEC for resale (the “Dividend Registration Statement”), in order to register with the SEC the resale by the Purchasers, from time to time, of such unregistered Dividend Shares, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all holders of Dividend Shares, and subject to the limitations of this Section 9.1(b), effect, as expeditiously as reasonably possible, the registration of all Dividend Shares requested to be registered; provided, that the Company shall (i) prepare and file with the SEC each such Dividend Registration Statement within thirty (30) days of receipt of a written request from the Initiating Holders (each, a “Dividend Filing Deadline”), and (ii) use its commercially reasonable efforts to cause each such Dividend Registration Statement to be declared effective within ninety (90) days after the date of such written request (each, a “Dividend Effectiveness Deadline”).   “Dividend Shares” shall mean shares of then outstanding Common Stock issued as (or issuable upon the conversion or exercise of any convertible preferred stock, warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Conversion Shares or the Warrant Shares.

(ii)  The Company shall not be required to effect a registration pursuant to this Section 9.1(b):

                (1)           if the Company shall furnish to the Initiating Holders a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than one hundred twenty (120) days after receipt of the request of the Initiating Holders; provided that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period; or

                (2)           if the Company has, within the twelve (12) month period preceding the date of such request, already effected a registration pursuant to this Section 9.1(b).

(iii)  Unless otherwise directed by the Purchasers or as required by the SEC or the rules and regulations of the SEC as then in effect, each Dividend Registration Statement shall contain the Plan of Distribution attached hereto as Exhibit E.

(c)           (i)  The Company shall notify all holders of Dividend Shares in writing at least ten (10) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including registrations statements relating to secondary offerings of securities of the Company), other than a registration statement relating to any employee benefit plan (the “Subsequent Registration Statement” and together with the Initial Registration Statement and Dividend Registration Statement, a “Registration Statement”) and will afford each such holder an opportunity to include in such Subsequent Registration Statement all or part of such Dividend Shares held by such holder.  Each holder desiring to include in any such Subsequent Registration Statement all or any part of the Dividend Shares held by it shall, within ten (10) days after the above-described notice from the Company, so notify the Company in writing.  Such notice shall state the intended method of disposition of the Dividend Shares by such holder, if other than as set forth in Exhibit E.  If a holder decides not to include all of its Dividend Shares in any registration statement thereafter filed by the Company, such holder shall nevertheless continue to have the right to include any Dividend Shares in any subsequent registration statement or registration statement as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

                                                (ii)   If the Subsequent Registration Statement under which the Company gives notice under this Section 9.1(c) is for an underwritten offering, the Company shall so advise the holders of Dividend Shares.  In such event, the right of any such holder to be included in a registration pursuant to this Section 9.1(c) shall be conditioned upon such holder’s participation in such underwriting and the inclusion of such holder’s Dividend Shares in the underwriting to the extent provided herein.  Notwithstanding any other provision of this Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the holders on a pro rata basis based on the total number of Dividend Shares held by the holders; and third, to any stockholder of the Company (other than a holder) on a pro rata basis. If any holder disapproves of the terms of any such underwriting, such holder may elect to withdraw therefrom by written notice to the

Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the Subsequent Registration Statement.  Any Dividend Shares excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

(iii)          The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 9.1(c) prior to the effectiveness of such registration whether or not any holder has elected to include securities in such registration.

(d)           Not less than five trading days prior to the filing of a Registration Statement or any prospectus contained in a Registration Statement (a “Prospectus”) or any amendment or supplement thereto, the Company shall, (i) furnish to the Purchasers for their review copies of all such documents proposed to be filed (including documents incorporated or deemed incorporated by reference), and (ii) notify each Purchaser in writing of the information the Company requires from each such Purchaser to be included in such Registration Statement. The Company will cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as the Purchasers shall deem reasonably necessary as soon as practicable after having received such inquiries.  Unless otherwise directed by the Purchasers or as required by the SEC or the rules and regulations of the SEC as then in effect, each Registration Statement shall contain the Plan of Distribution attached hereto as Exhibit E.

(e)           The Company shall (i) prepare and file with the SEC (x) such amendments and supplements to each Registration Statement and the Prospectus used in connection therewith, and (y) such other filings required by the SEC, and (ii) take such other actions, in each case as may be necessary to keep the Registration Statement continuously effective and so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, until the earlier of (A) the date that the Purchasers have completed the distribution related to the Registrable Securities, (B) such time that all Registrable Securities then held by the Purchasers can be sold without compliance with the registration requirements of the Securities Act pursuant to Rule 144(k) under the Securities Act, or (C) such time as all Purchasers shall hold less than one percent of the Common Stock then outstanding as set forth under Rule 144(e)(1) under the Securities Act (the “Effectiveness Period”). The Company shall not, during such period, voluntarily take any action that would result in the Purchasers not being able to offer and sell Registrable Securities during that period, unless such action is taken by the Company in good faith in compliance with Section 9.2(g) below.

(f)            (i) Furnish to the Purchasers with respect to the Registrable Securities registered under the Registration Statement such number of copies of the Registration Statement (including pre-effective and post-effecive amendments), Prospectuses (including supplemental prospectuses) and preliminary versions of the Prospectus filed with the SEC (“Preliminary Prospectuses”) in conformity with the requirements of the Securities Act and such other documents as the Purchasers may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the Purchasers; and (ii) upon request, inform each Purchaser who so requests that the Company has complied with its obligations in

Section 9.1(f)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Purchaser to that effect, will use its reasonable efforts to secure the effectiveness of such post-effective amendment as promptly as reasonably possible and will promptly notify the Purchaser pursuant to Section 9.1(f)(i) hereof when the amendment has become effective).

(g)           Notify the Purchasers as promptly as reasonably possible and (if requested by any such Person) confirm such notice in writing no later than one trading day following the day (i) (A) when the SEC notifies the Company whether there will be a review of a Registration Statement and whenever the SEC comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Purchasers); and (B) with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement, such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(h)           File documents required of the Company for normal blue sky clearance in states reasonably specified in writing by the Purchasers prior to the effectiveness of the Registration Statement; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented.

(i)            Use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption therefrom) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(j)            Cooperate with the Purchasers to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to any transferee pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Purchasers may reasonably request.

(k)           In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Purchaser participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(l)            In the event of any underwritten public offering, use its commercially reasonable efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter, dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters.

(m)          Cause all such Registrable Securities registered pursuant hereto to be listed on Nasdaq, if the Common Stock is then listed on Nasdaq, and each other securities exchange on which similar securities issued by the Company are then listed.

(n)           The Company understands that each of the Purchasers disclaims being an underwriter, but any Purchasers being deemed an underwriter by the SEC shall not relieve the Company of any obligations it has hereunder.

9.2          Transfer of Shares After Registration; Suspension; Damages.

(a)           Each Purchaser, severally and not jointly, agrees (i) that it will not sell, offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to the Registrable Securities or otherwise take an action that would constitute a sale within the meaning of the Securities Act, other than transactions exempt from the registration requirements of the Securities Act, except as contemplated in the Registration Statement referred to in Section 9.1 and as described below, (ii) that it shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Purchaser that such Purchaser shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be required to effect the registration of such Registrable Securities, (iii) that it shall execute such documents in connection with such registration, that are customary for registration statements, as the Company may reasonably request, (iv) to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Purchaser has notified the Company in writing of such Purchasers election to exclude all of such Purchasers Registrable Securities from such Registration Statement and (v) that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution. Any delay of a Purchaser in taking the actions set forth in clauses (ii), (iii), (iv) and (v) of this Section 9.2(a), or caused solely as a result of the use of the Plan of Distribution filed as Exhibit E hereto, shall be deemed a “Purchaser Delay” for purposes of this Agreement.

(b)           Subject to paragraph (c) below, in the event: (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Initial Registration Statement or any Dividend Registration Statement for amendments or supplements to such Registration Statements or related Prospectuses or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Initial Registration Statement or any Dividend Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; or (iv) of any event or circumstance which necessitates the making of any changes in the Initial Registration Statement or any Dividend Registration Statement or related Prospectuses, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of such Registration Statements, they will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectuses, they will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall promptly deliver a certificate in writing to each Purchaser (a “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Purchaser will refrain from selling any Registrable Securities pursuant to such Registration Statements (a “Suspension”) until the Purchasers’ receipt of copies of supplemented or amended Prospectuses prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectuses may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus.

(c)           In the event of any Suspension, the Company will use its commercially reasonable efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable but in any event within forty-five (45) days after delivery of a Suspension Notice to Purchasers; provided, however, that Purchasers shall not be prohibited from selling Registrable Securities under the Initial Registration Statement or any Dividend Registration Statement as a result of Suspensions on more than three occasions of not more than forty-five (45) days each and not more than ninety (90) days in the aggregate in any twelve month period.  Notwithstanding the foregoing, if the Company ceases to be eligible to register the Registrable Securities on Form S-3 and resolution of any Suspension requires the Company to file a post-effective amendment on Form S-1, (i) the Company will use its commercially reasonable efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable but in any event within ninety (90) days after delivery of a Suspension Notice to Purchasers, and (ii) the Purchasers shall not be prohibited from selling Registrable Securities under the Initial Registration Statement or any Dividend Registration Statement as a result of Suspensions on or after the date that the Company ceases to be eligible to register the Registrable Securities on Form S-3 on more than three occasions of not more than sixty (60) days each in any twelve month period.  In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Purchaser, the Purchaser shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section 9.2(c).

(d)           Provided that a Suspension in accordance with paragraphs (b) and (c) of this Section 9.2 is not then in effect a Purchaser may sell Registrable Securities under the Registration Statement, provided that it arranges for delivery of a current Prospectus to the transferee of such Registrable Securities. Upon receipt of a request therefor, the Company will provide an adequate number of current Prospectuses to the Purchaser and to any other parties requiring such Prospectuses.

(e)           In the event of a sale of Registrable Securities by a Purchaser, unless such requirement is waived by the Company in writing, such Purchaser shall deliver to the Company’s transfer agent, with a copy to the Company, of a Seller’s Certificate of Sale substantially in the form attached hereto as Appendix III.

(f)            If (i) the Initial Registration Statement or a Dividend Registration Statement covering all of the Registrable Securities to which it is required to cover (a) is not filed with the SEC on or prior to the Filing Deadline or the Dividend Filing Deadline, as the case may be, or (b) has not been declared effective by the SEC on or prior to the Effectiveness Deadline or the Dividend Effectiveness Deadline, as the case may be, or (ii) the Initial Registration Statement or the Dividend Registration Statement, as the case may be, ceases to be effective as to, or ceases to be available to the Purchasers with respect to, all Registrable Securities to which it is required to relate at any time prior to the expiration of the Effectiveness Period other than during the continuance and for the enumerated time periods of any Suspension in accordance with paragraphs (c) and (d) of this Section 9.2 (any such event, a “Registration Default”), then the Company shall pay each Purchaser liquidated damages in an amount equal to (i) with respect to the Initial Securities under the Initial Registration Statement, one percent (1.0%) of the aggregate purchase price paid by such Purchaser for the Initial Securities available for sale under the Initial Registration Statement at the time of the Registration Default per calendar month, including a pro rata portion thereof for any partial calendar month, that such Registration Default continues, and (ii) with respect to the Dividend Shares under any Dividend Registration Statement, one percent (1.0%) of the Original Issue Price (as defined in the Certificate of Designations of Series A and Series B Convertible Preferred Stock of Pharsight Corporation) for each Dividend Share available for sale under such Dividend Registration Statement at the time of the Registration Default per calendar month, including a pro rata protion thereof for any partial calendar month, that such Registration Default continues (collectively, “Liquidated Damages”); provided, however, that no Purchaser shall be entitled to Liquidated Damages with respect to any Registrable Securities previously sold or then eligible to be sold within a three (3) month period without compliance with the registration requirements of the Securities Act under Rule 144 of the Securities Act. The Company shall not in any event be required to pay Liquidated Damages for more than one Registration Default at any given time, and upon cure of a Registration Default (by the filing or the declaration of effectiveness of the Registration Statement, as applicable) such Liquidated Damages shall cease to accrue. All accrued Liquidated Damages shall be paid in cash to the Purchasers entitled thereto, in proportion to the aggregate number of Registrable Securities beneficially owned by each such Purchaser to which the Initial Registration Statement or the Dividend Registration Statement relates. Notwithstanding anything in the foregoing to the contrary, all periods in clauses (i) and (ii) shall be tolled to the extent of any delays caused solely by any Purchaser Delay.

9.3          Expenses of Registration.  Except as specifically provided herein, all expenses incurred by the Company in complying with Section 9 hereof, including, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and expenses of one counsel to the Purchasers (which shall be in addition to any fees pursuant to Sections 12.9 but which shall not exceed, in the aggregate, $10,000), blue sky fees and expenses, fees and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company) (collectively, the “Registration Expenses”) shall be borne by the Company. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 9.1(b), the request of which has been subsequently withdrawn by the Initiating Holders unless (a) the withdrawal is based upon material adverse information concerning the Company of which the Initiating Holders were not aware at the time of such request, or (b) the holders of at least 75% of the Dividend Shares agree to forfeit their right to one requested registration pursuant to Section 9.1(b), in which event such right shall be forfeited by all holders of Dividend Shares.  All underwriting discounts and selling commissions applicable to a sale incurred in connection with any registrations hereunder shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so sold.

9.4          Delay of Registration; Furnishing Information.  The Purchasers shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities. Furthermore, each Purchaser, severally and not jointly, agrees to promptly notify the Company of any changes in the information set forth in a Registration Statement regarding such Purchaser or its plan of distribution set forth in such registration statement.

9.5          Indemnification.  In the event any Registrable Securities are included in a Registration Statement under this Section 9.

(a)           The Company will indemnify and hold harmless each Purchaser, the partners, officers and directors of each Purchaser, any underwriter (as defined in the Securities Act) for such Purchaser and each person, if any, who controls such Purchaser or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such Registration Statement; and the Company will pay as incurred to each such Purchaser, partner, officer, director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 9.5 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, unless such settlement (x) includes an unconditional release of the Company from all liability on any claims that are the subject matter of such action, and (y) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of the Company; provided, further, that the Company shall not be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which (i) occurs in reliance upon and in conformity with written information furnished expressly for inclusion in such Registration Statement, prospectus, amendment or supplement by such Purchaser, partner, officer, director, underwriter or controlling person of such Purchaser or (ii) based upon a claim that a Preliminary Prospectus contained an untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, if such person was not sent or given a copy of the Prospectus (or the Prospectus as amended or supplemented) at or prior to the written confirmation of the sale of such Registrable Securities to such person and the untrue statement contained in or omission from such Preliminary Prospectus was corrected in the final Prospectus (or the Prospectus as amended or supplemented) unless such failure is the result of noncompliance by the Company of Section 9.1(d) or (f) hereof; provided, further, that this indemnification agreement will be in addition to any liability which the Company may otherwise have to the Purchasers.

(b)           Each Purchaser will, if Registrable Securities held by such Purchaser are included in the securities as to which such Registration Statement, prospectus, amendment or supplement is being filed, severally and not jointly, indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act or Exchange Act, any underwriter and any other Purchaser selling securities under such Registration Statement or any of such other Purchasers partners, directors or officers or any person who controls such Purchaser, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Purchaser, or partner, director, officer or controlling person of such other Purchaser may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Purchaser specifically for use in connection with such Registration Statement, prospectus, amendment or supplement; and each such Purchaser will pay as incurred any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other person registering shares under such registration, or partner, officer, director or controlling person of such other person registering shares under such Registration Statement in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this Section 9.5 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Purchaser, which consent shall not be unreasonably withheld, unless such settlement (x) includes an unconditional release of such Purchaser from all liability on any claims that are the subject matter of such action, and (y) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of such Purchaser; provided, further, that in no event shall any indemnity under this Section 9.5 exceed the dollar amount of the proceeds to be received by such Purchaser from the sale of such Purchasers Registrable Securities pursuant to the Registration Statement.

(c)           Promptly after receipt by an indemnified party under this Section 9.5 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 9.5, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel reasonably satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 9.5, unless and to the extent that such failure is materially prejudicial to the indemnifying party’s ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 9.5.

(d)           If the indemnification provided for in this Section 9.5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the sale of the Registrable Securities pursuant to the Registration Statement, or (ii) if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Purchaser hereunder exceed the dollar amount of the proceeds to be received by such Purchaser from the sale of such Purchaser’s Registrable Securities pursuant to the Registration Statement.

(e)           The obligations of the Company and the Purchasers under this Section 9.5 shall survive completion of any offering of Registrable Securities in a Registration Statement and the termination of this Agreement.

9.6          Agreement to Furnish Information.  In connection with an underwritten registration in which such Purchaser is participating, each Purchaser agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter.  In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, each Purchaser shall provide such information related to such Purchaser as may be required by the Company or such representative in connection with the completion of any public offering of the Companys securities pursuant to a Registration Statement filed under the Securities Act.

9.7          Assignment of Registration Rights.  The rights to cause the Company to register Registrable Securities pursuant to this Section 9 may be assigned (but only with the related obligations) by a Purchaser, provided (i) each transfer to each transferee or designee involves either (X) all Registrable Securities held by such Purchaser, (Y) not less than twenty-five thousand (25,000) shares of Preferred Stock, or (Z) an affiliate, partner or former partner of such Purchaser, (ii) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee, (iii) such transferee or assignee agrees in writing to assume the obligations of this Section 9 and (iv) such assignment shall be effective only if immediately following such transfer the further disposition of such shares by the transferee or assignee is restricted under the Securities Act (for purposes of this statement, if the transferee (x) is able to sell all of the Restricted Securities held by such transferee pursuant to Rule 144(k) or (y) holds less than 1% of the Company’s Common Stock following such transfer and has the ability to sell all of such Common Stock under Rule 144 within a three month period, then further disposition will not be deemed to be restricted under the Securities Act).

9.8          Rule 144 Reporting.  With a view to making available to the Purchasers the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its commercially reasonable efforts to:

(a)           Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act;

(b)           File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

(c)           So long as a Purchaser owns any Registrable Securities, furnish to such Purchaser forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Purchaser may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

9.9          S-3 Eligibility.  The Company will use its commercially reasonable efforts to meet the requirements for the use of Form S-3 for registration of the resale by the Purchasers of the Registrable Securities. The Company will use its commercially reasonable efforts to file all reports required to be filed by the Company with the SEC in a timely manner and take all other necessary action so as to maintain such eligibility for the use of Form S-3.

9.10        Termination of Registration Rights.  Subject to the rights of transferees under Section 9.7 hereof, the Company’s obligations pursuant to this Section 9 shall terminate with respect to each Purchaser severally upon the earlier of (A) the date that such Purchaser has completed the distribution related to such Purchaser’s Registrable Securities, (B) such time that all Registrable Securities then held by such Purchaser can be sold without compliance with the registration requirements of the Securities Act pursuant to Rule 144(k) under the Securities Act, or (C) such time as such Purchaser shall hold less than one percent of the Common Stock then outstanding as set forth under Rule 144(e)(1) under the Securities Act and has the ability to sell all of such Purchaser’s Registrable Securities under Rule 144 within a three month period.  Following a termination of the Companys obligations pursuant to the preceding sentence with respect to a Purchaser, any Securities held by such Purchaser shall not be deemed to be Registrable Securities thereafter, and the obligations of such Purchaser pursuant to this Section 9 shall also terminate.

9.11        Amendment of Registration Rights.  Provisions of this Section 9 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Purchasers who then hold not less than 75% of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 9.11 shall be binding upon each Purchaser and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities.

9.12        Legends.  Each certificate representing Shares and the Dividend Shares shall (unless such Shares or Dividend Shares are then eligible for transfer pursuant to Rule 144(k) under the Securities Act or as otherwise permitted under applicable law or the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws or as provided elsewhere in this Agreement):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL OR BASED ON OTHER WRITTEN EVIDENCE IN THE FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

Nothing in this Section 9.12 or elsewhere in this Agreement shall be deemed to restrict the ability of the holder of any Securities or Dividend Shares to transfer any such Securities or Dividend Shares to an affiliate, partner or former partner of such holder in compliance with the Securities Act, nor shall any legal opinion be required in connection therewith.”

                3.             Waiver.  The Purchasers hereby waive all of their respective rights to any liquidated damages they may have pursuant to Section 9.2(f) of the Purchase Agreement for the period beginning November 30, 2002 through the date hereof.  The Purchasers hereby acknowledge that the Company shall not be obligated to make any payment of liquidated damages to any Purchaser for any Registration Default with respect to any period ending on or prior to the date hereof.

                4.             Full Force and Effect.  Except as otherwise provided herein, all other provisions of the Purchase Agreement shall remain in full force and effect.

                5.             Binding Effect.  Upon execution of this Amendment by Purchasers who hold at least 75% of the Registrable Securities, this Amendment shall be binding against all Purchasers pursuant to Section 9.11 of the Agreement.

                6.             Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of California as applied to contracts entered into and performed entirely in California by California residents, without regard to conflicts of law principles.

                7.             Successors and Assigns.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto

                8.             Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

                IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed as of the date first written above.

COMPANY:

PHARSIGHT CORPORATION

By:	/s/ Shawn M. O’Connor
Name:	Shawn M. O’Connor
Title:	President and Chief Executive Officer

PURCHASERS:

ALLOY PARTNERS 2000, L.P.
ALLOY VENTURES 2000, L.P.
ALLOY CORPORATE 2000, L.P.
ALLOY INVESTORS 2000, L.P.

By:	Alloy Ventures 2000, LLC, its General Partner

By:	/s/ Tony DiBona
Name:	Tony DiBona
Title:	Managing Member

Address:	480 Cowper Street
Second Floor
Palo Alto, California
Attn: Tony Di Bona
Email:	cfo@alloyventures.com
Facsimile:	(650) 687-5010

PURCHASERS CONTINUED:

DONALDSON, LUFKIN & JENRETTE

SECURITIES CORPORATION, as nominee

for DLJ First ESC, L.P., EMA 2001 Plan, L.P.,

CSFB 2001 Investors, L.P., Credit Suisse First

Boston Private Equity, Inc., Docklands 2001

Plan, L.P., and Paradeplatz 2001 Plan, L.P.

By:	/s/ Philippe Chambon
Name:	Philippe Chambon
Its:

Address:	Sprout Group
11 Madison Avenue
13th Floor
New York, NY 10010
Email:
Facsimile:	(646) 935-7094

SPROUT ENTREPRENEURS FUND, L.P.

By:	DLJ Capital Corp., its General Partner

By:	/s/ Philippe Chambon
Name:	Philippe Chambon
Its:

Address:	Sprout Group
11 Madison Avenue
13th Floor
New York, NY 10010
Email:
Facsimile:	(646) 935-7094

PURCHASERS CONTINUED:

SPROUT CAPITAL IX, L.P.

By: DLJ Capital Corp., its Managing General Partner

By:	/s/ Philippe Chambon
Name:	Philippe Chambon
Its:

Address:	Sprout Group
11 Madison Avenue
13th Floor
New York, NY 10010
Email:
Facsimile:	(646) 935-7094

SPROUT CAPITAL VII, L.P.

By:	DLJ Capital Corp., its Managing General Partner

By:	/s/ Philippe Chambon
Name:	Philippe Chambon
Its:

Address:	Sprout Group
11 Madison Avenue
13th Floor
New York, NY 10010
Email:
Facsimile:	(646) 935-7094

PURCHASERS CONTINUED:

SPROUT CEO FUND, L.P.

By:  DLJ Capital Corp., its Managing General Partner

By:	/s/ Philippe Chambon
	Name:	Philippe Chambon
Its:

	Address:	Sprout Group
11 Madison Avenue
13th Floor
New York, NY 10010
Email:
	Facsimile:	(646) 935-7094

DLJ CAPITAL CORP.

By:	/s/ Philippe Chambon
	Name:	Philippe Chambon
Its:

	Address:	Sprout Group
11 Madison Avenue
13th Floor
New York, NY 10010
Email:
	Facsimile:	(646) 935-7094

DLJ FIRST ESC L.P.

By:	DLJ LBO Plans Management Corporation, its General Partner

By:	/s/ Philippe Chambon
	Name:	Philippe Chambon
Its:

	Address:	Sprout Group
11 Madison Avenue
13th Floor
New York, NY 10010
Email:
	Facsimile:	(646) 935-7094

Exhibit A

Purchasers

Alloy Partners 2000, L.P.

Alloy Ventures 2000, L.P.

Alloy Corporate 2000, L.P.

Alloy Investors 2000, L.P.

Donaldson, Lufkin & Jenrette Securities Corporation1

Sprout Entrepreneurs Fund, L.P.

Sprout Capital IX, L.P.

Sprout Capital VII, L.P.

Sprout CEO Fund, L.P.

DLJ Capital Corp.

DLJ First ESC L.P.

1          As nominee for:  DLJ First ESC, L.P., EMA 2001 Plan, L.P., CSFB 2001 Investors, L.P., Credit Suisse First Boston Private Equity, Inc., Docklands 2001 Plan, L.P. and Paradeplatz 2001 Plan, L.P.